UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2019

Endurance International Group Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001- 36131	46-3044956
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

10 Corporate Drive, Suite 300 Burlington, MA	01803
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 852-3200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	EIGI	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

At the 2019 Annual Meeting of Stockholders of Endurance International Group Holdings, Inc. (the “Company”) held on May 22, 2019, the Company’s stockholders voted on the following proposals:

1.

The Company’s stockholders elected the four nominees listed below as Class III directors to the Company’s board of directors, each for a three year term ending at the Company’s 2022 annual meeting of stockholders. The voting results were as follows:

Nominees	For	Against	Abstain	Broker Non-Votes
Andrea J. Ayers	113,204,415	1,081,497	144,812	24,323,002
Joseph DiSabato	110,577,359	3,707,020	146,345	24,323,002
Jeffrey H. Fox	111,781,196	2,514,603	134,925	24,323,002
James Neary	111,549,413	2,749,526	131,785	24,323,002

2.	The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
102,673,460	11,623,076	134,188	24,323,002

3.	The appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 was ratified. The voting results were as follows:

For	Against	Abstain
137,733,786	572,254	447,686

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDURANCE INTERNATIONAL GROUP HOLDINGS, INC.

Date: May 23, 2019		/s/ Marc Montagner
(Signature)
	Name: Title:	Marc Montagner Chief Financial Officer